Essex Property Trust, Inc.
NAREIT Institutional Investor Forum

June 3-5, 2009

Job Growth
New construction
Income Growth
Population Growth
Household Growth
Estimate Future
Supply & Demand
Ranking of 27
Submarkets to
Determine
Allocation of
Capital

Project Future

Rents & Occupancy

Factor in Current Market
Dynamics
Proprietary Research Model
Ticker	ESS: NYSE
Founded	1971
Initial Public Offering	1994 ($19.50 per share)
Properties	132
Market Capitalization	$3.6 billion
Current Dividend Yield	6.6%
10-Year Total Return	212.9%
Debt/ Total Market Cap	49.7%
Why Essex….
• Highest total return in the sector over a 10-year period
• Strong balance sheet
• Reputable & experienced management team
• 15 consecutive years of dividend growth
• Research driven strategy
Essex Property Trust, Inc.

Seattle Metro Area

Units: 5,980

Portfolio Percentage: 22%

Occupancy: 97.3%*

NOI % of Total: 18%

Average Same-Store Rent: $1,118*

Northern California

Units: 8,032

Portfolio Percentage: 30%

Occupancy: 97.6%*

NOI % of Total: 30%

Average Same-Store Rent: $1,567*

Southern California

Units: 12,850

Portfolio Percentage: 48%

Occupancy: 96.5%*

NOI % of Total: 52%

Average Same-Store Rent: $1,431*

* As of March 31, 2009
West Coast Focus

Average Rent as a % of Median Household Income
(in 000’s)
Avg. Value 1990 - 2008

3 Bedroom Rent vs.

Median Monthly Home Payment

Growth: Jobs vs. Total Residential Supply
Seattle

Growth: Jobs vs. Total Residential Supply

3 Bedroom Rent vs.

Median Monthly Home Payment

Avg. Value 1990 - 2008
Average Rent as a % of Median Household Income
(in 000’s)
Northern California

Growth: Jobs vs. Total Residential Supply

3 Bedroom Rent vs.

Median Monthly Home Payment

Avg. Value 1990 - 2008
Average Rent as a % of Median Household Income
(in 000’s)
Southern California

➢ Limited total residential supply during ALL periods, not just recessions
➢ High Ownership costs vs. renting
➢ Limited exposure to high apartment vacancy during periods of job losses
➢ Ability for Apartment markets to recover relatively quickly, due to lower starting vacancy at the point of recovery
➢ Ability to sustain rent growth over longer periods due to limited supply response with longer lag times to job growth.
➢ Construction, both residential and non-residential (i.e. infrastructure to support new residential, other commercial ) is not a market driver. Jobs and Gross Metro Product (and thus income) not reliant on single family construction.
Source: Vacancy - Annual Average, Realfacts (buildings completed before 2007); Job Growth: BLS, Annual Average growth.
Stable Occupancy

Low Supply in Essex Markets
(Supply as a % of total housing stock)*

Essex Markets
Major U.S. Metros
AFFORDABILITY: Equals the ratio of the Median Household Income to the Income Required to purchase the
Median Priced Home. A value of 100% implies the Median Household Income just qualifies to purchase the
Median Priced Home. Values less (more) than 100% indicate that the Median Household Income is less (more)
than required to purchase the Median priced Home.
The Affordability number is based on a 30-year Mortgage with a 10% Down Payment at an interest rate of 5.07%

* Supply represents all housing units to include multifamily and single family
Essex Market Dynamics

Essex Markets
Lower Homeowner Default Rates in
Essex Markets

Same-Store NOI Growth
Same-Store Revenue Growth
Same-Property Financial Occupancy
*Data from SNL Financial & Keybanc Report - The Leaderboard: 5/22/2009
10-Year Total Return

• Self-Funded through 10-year secured financings
• Bank facility only debt with financial covenants
• Match funding strategy for external growth
Sources & Uses of Capital ($ in millions)

Fixed-Rate (Secured)

$1,281
71%
2%
14%
8%
5%

Line of Credit (Unsecured)

$45

Line of Credit (Secured)

$140

Exchangeable Bonds

$97

Variable Rate

$248

Strong Balance Sheet

Dividends Per Share
FFO Per Share*
* Does not include the adoption of APB 14-1 in 2008 which would retroactively alter 2007 FFO by $0.15 per share,
2008 FFO by $0.10 per share and 2009 forecasted FFO midpoint by $0.11 per share
Proven Results